SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                 FORM 8-K
                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of Report February 4, 1994  Commission file number 33-50323
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                  WHOLESALE AUTO RECEIVABLES CORPORATION
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          (Exact name of registrant as specified in its charter)



           DELAWARE                                38-3082709
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(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                          Identification No.)


1209 Orange Street, Wilmington, Delaware                 19801
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(Addresses of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  313-556-1508
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     Item 7.   Financial Statements and Exhibits.

       (a)     Not Applicable

       (b)     Not Applicable

       (c)     Exhibits

       4.1 Indenture between Superior Wholesale Inventory Financing Trust I (the "Trust") and The Bank of New York, a New York Banking Corporation, as Indenture Trustee, dated as of January 25, 1994

       4.2     Officer's Issuance Certificate dated as of
               January 25, 1994.

      25.1 Statement of Eligibility on Form T-1 of The Bank of New York as Indenture Trustee under the Indenture

      99.1     Pooling and Servicing Agreement between General
               Motors Acceptance Corporation and Wholesale Auto
               Receivables Corporation (the "Seller") dated as of January 25, 1994

      99.2     Trust Sale and Servicing Agreement among General
               Motors Acceptance Corporation, as Servicer, the
               Seller and the Trust, dated as of January 25, 1994


      99.3     Trust Agreement between Wholesale Auto Receivables
               Corporation and Citibank Delaware, as Owner Trustee, dated as of January 25, 1994
























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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Wholesale Auto Receivables Corporation
                                   (Registrant)




                                   s\          F. A. Henderson
                                   ----------------------------------------
                                   (Frederick A. Henderson, Vice President)








Date: February 4, 1994










































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